UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 8, 2018

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070
1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35203 (205) 257-1000	63-0004250
1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110
001-31737	Gulf Power Company (A Florida Corporation) One Energy Place Pensacola, Florida 32520 (850) 444-6111	59-0276810
001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Boulevard Gulfport, Mississippi 39501 (228) 864-1211	64-0205820
001-37803	Southern Power Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-2598670
1-14174	Southern Company Gas (A Georgia Corporation) Ten Peachtree Place N.E. Atlanta, Georgia 30309 (404) 584-4000	58-2210952
The names and addresses of the registrants have not changed since the last report.

This combined Form 8-K is furnished separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Southern Power Company and Southern Company Gas. Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition
The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On August 8, 2018, The Southern Company (“Southern Company”) issued a press release regarding its earnings for the three-month and six-month periods ended June 30, 2018. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three-month and six-month periods ended June 30, 2018 is being furnished as Exhibits 99.02 through 99.07 to this Current Report on Form 8-K.
Use of Non-GAAP Financial Measures
Exhibits 99.01, 99.02, 99.03 and 99.04 to this Current Report on Form 8-K include earnings and earnings per share in accordance with generally accepted accounting principles (“GAAP”) for the three-month and six-month periods ended June 30, 2018 and 2017. These exhibits also include earnings and earnings per share (1) for the three-month and six-month periods ended June 30, 2018 and 2017, excluding (a) costs related to the acquisition and integration of Southern Company Gas and (b) earnings from the Wholesale Gas Services business of Southern Company Gas; (2) for the three-month and six-month periods ended June 30, 2018, excluding (a) a charge related to Georgia Power Company's construction of Plant Vogtle Units 3 and 4, (b) costs relating to the dispositions of Elizabethtown Gas, Elkton Gas, Pivotal Home Solutions, and Florida City Gas, (c) costs relating to the pending dispositions of Gulf Power Company and Southern Power Company's ownership interests in Plants Oleander and Stanton, and (d) settlement proceeds of Mississippi Power Company's claim for lost revenue resulting from the 2010 Deepwater Horizon oil spill in the Gulf of Mexico; (3) for the six-month period ended

June 30, 2018 and the three-month and six-month periods ended June 30, 2017, excluding charges related to Mississippi Power Company’s integrated coal gasification combined cycle project in Kemper County, Mississippi (the “Kemper IGCC”); (4) for the six-month period ended June 30, 2017, excluding a charge for the write-down of Gulf Power Company’s ownership of Plant Scherer Unit 3; (5) for the six-month period ended June 30, 2018, excluding additional net tax benefits as a result of implementing federal tax reform legislation; and (6) for the three-month and six-month periods ended June 30, 2017, excluding earnings associated with equity return as a result of extending the Kemper IGCC construction schedule beyond November 30, 2016. The attached exhibits include additional information regarding these excluded items, as well as reconciliations of each non-GAAP financial measure to the most comparable financial measure under GAAP. Southern Company believes the presentation of earnings and earnings per share, excluding these items, is useful to investors because it provides investors with additional information to evaluate the performance of Southern Company’s ongoing business activities.  Southern Company management also uses earnings and earnings per share, excluding the effect of these items, to evaluate the performance of Southern Company’s ongoing business activities.  The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.
Exhibits
The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Southern Power Company and Southern Company Gas. Accordingly, this report is also being furnished on behalf of each such registrant.
The following exhibits relate to the three- and six-month periods ended June 30, 2018:

2

Exhibit 99.01	Press Release.
Exhibit 99.02	Financial Highlights.
Exhibit 99.03	Significant Factors Impacting EPS.
Exhibit 99.04	EPS Earnings Analysis.
Exhibit 99.05	Consolidated Earnings.
Exhibit 99.06	Kilowatt-Hour Sales and Customers.
Exhibit 99.07	Financial Overview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2018	THE SOUTHERN COMPANY
	By	/s/Ann P. Daiss
Ann P. Daiss Comptroller

ALABAMA POWER COMPANY GEORGIA POWER COMPANY GULF POWER COMPANY MISSISSIPPI POWER COMPANY SOUTHERN POWER COMPANY SOUTHERN COMPANY GAS
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

3